UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2006

LBI MEDIA HOLDINGS, INC.

LBI MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware

California

(State or other jurisdiction of incorporation)

333-110122	05-0584918
333-100330	95-4668901
(Commission File Number)	(IRS Employer Identification No.)

1845 West Empire Avenue	Burbank, California	91504
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 563-5722

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02.	Results of Operation and Financial Condition

LBI Media, Inc. held a conference call on August 14, 2006 to discuss its financial results for the three and six months ended June 30, 2006. LBI Media was also available to answer questions during the conference call. The transcript from the conference call is filed as Exhibit 99.1 and is hereby incorporated by reference in its entirety. The information in this Form 8-K and the exhibit attached hereto is being furnished (not filed) under Item 2.02 of Form 8-K.

LBI Media used the terms “Adjusted EBITDA” and “EBITDA (as defined in the new credit agreement entered into in early May 2006)” in the conference call held on August 14, 2006. Adjusted EBITDA consists of net income (loss) plus income tax expense, (loss) gain on sale of property and equipment, net interest expense, depreciation and amortization, impairment of broadcast licenses and noncash employee compensation. EBITDA (as defined in the new credit agreement entered into in early May 2006) is defined in LBI Media’s senior revolving credit agreement as net income (loss) plus income tax expense, interest expense, depreciation and amortization, impairment of broadcast licenses, noncash employee compensation, offering costs and acquisition expenses. These terms, as defined by LBI Media or its senior revolving credit agreement, may not be comparable to similarly titled measures employed by other companies and are not a measure of performance calculated in accordance with U.S. generally accepted accounting principles, or GAAP.

Management of LBI Media considers these measures an important indicator of its liquidity relating to its operations, as they eliminate the effect of non-cash items. Management believes liquidity is an important measure for LBI Media because it reflects its ability to meet its interest payments under its substantial indebtedness and is a measure of the amount of cash available to grow LBI Media through its acquisition strategy. These measures should be considered in addition to, but not as a substitute for or superior to, other measures of liquidity and financial performance prepared in accordance with GAAP, such as cash flows from operating activities, operating income and net income.

LBI Media believes Adjusted EBITDA and EBITDA (as defined in the new credit agreement entered into in early May 2006) are useful to an investor in evaluating its liquidity and cash flow because:

•	they are widely used in the broadcasting industry to measure a company’s liquidity and cash flow without regard to items such as depreciation and amortization, impairment of broadcast licenses and noncash employee compensation. The broadcast industry uses liquidity to determine whether a company will be able to cover its capital expenditures and whether a company will be able to acquire additional assets and broadcast licenses if the company has an acquisition strategy. LBI Media believes that, by eliminating the effects of noncash items, Adjusted EBITDA and EBITDA (as defined in the new credit agreement entered into in early May 2006) provides a meaningful measure of liquidity.

•

they give investors other measures to evaluate and compare the results of LBI Media’s operations from period to period by removing the impact of noncash expense items, such as noncash employee compensation, impairment of broadcast licenses and depreciation and amortization. By removing the noncash items, they allow investors to better determine whether LBI Media will be able to meet its debt obligations as they become due; and

•	they provide a liquidity measure before the impact of a company’s capital structure by removing net interest expense items.

LBI Media’s management uses Adjusted EBITDA:

•	as a measure to assist LBI Media in planning its acquisition strategy;

•	in presentations to LBI Media’s board of directors to enable them to have the same consistent measurement basis of liquidity and cash flow used by management;

•	as a measure for determining LBI Media’s operating budget and our ability to fund working capital; and

•	as a measure for planning and forecasting capital expenditures.

LBI Media’s senior revolving credit agreement requires it to use EBITDA (as defined in the new credit agreement entered into in early May 2006) to calculate its leverage ratio (total debt to EBITDA (as defined in the new credit agreement entered into in early May 2006)) each quarter to ensure that it complies with some of the financial covenants under its senior revolving credit agreement.

The table set forth below reconciles net cash provided by operating activities, calculated and presented in accordance with U.S. generally accepted accounting principles, to Adjusted EBITDA:

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
	(unaudited)
	(in thousands)
Net cash provided by operating activities	$8,093	$10,151	$8,794	$10,197
Add:
Income tax expense	125	(17)	174	14
Interest expense, net	6,198	5,878	12,354	11,587
Less:
Amortization of deferred financing costs	(197)	(199)	(395)	(397)
Offering costs	—	(247)	—	(247)
Provision for doubtful accounts	(276)	(249)	(483)	(444)
Changes in operating assets and liabilities:
Accounts receivable	4,677	3,107	3,253	1,882
Program rights	(208)	(7)	(424)	(152)
Amounts due from related parties	52	(780)	138	(639)
Prepaid expenses and other current assets	(193)	(227)	(55)	(319)
Employee advances	394	12	327	(6)
Accounts payable and accrued expenses	685	169	1,163	1,196
Accrued interest	(3,996)	(3,835)	(182)	(151)
Program rights payable	—	25	—	—
Other assets and liabilities	(28)	(215)	(61)	(242)

Adjusted EBITDA	$15,326	$13,566	$24,603	$22,279

The following is a reconciliation of operating income to Adjusted EBITDA for LBI Media’s radio division:

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
	(unaudited)
	(in thousands)
Radio division operating income	$7,893	$8,352	$11,727	$12,739
Depreciation and amortization	598	580	1,196	1,160
Noncash employee compensation	(161)	(199)	114	(493)

Radio division Adjusted EBITDA	$8,330	$8,733	$13,037	$13,406

The following is a reconciliation of operating income to Adjusted EBITDA for LBI Media’s television division:

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
	(unaudited)
	(in thousands)
Television division operating income	$4,362	$3,929	$7,899	$7,062
Depreciation and amortization	1,034	904	2,067	1,811
Impairment of broadcast license	1,600	—	1,600	—

Television division Adjusted EBITDA	$6,996	$4,833	$11,566	$8,873

The following is a reconciliation of net cash provided by operating activities to LBI Media’s EBITDA (as defined in the new credit agreement entered into in early May 2006) for the twelve months ended June 30, 2006:

Twelve Months Ended June 30, 2006
(unaudited)
(in thousands)
Net cash provided by operating activities	$21,855
Add:
Income and other tax expense	1,145
Interest expense	24,723
Offering and acquisition expenses, net	167
Less:
Amortization of deferred financing costs	(794)
Provision for doubtful accounts	(998)
Changes in operating assets and liabilities:
Accounts receivable	4,019
Program rights	(858)
Amounts due from related parties	317
Prepaid expenses and other current assets	311
Employee advances	687
Accounts payable and accrued expenses	(981)
Accrued interest	(136)
Program rights payable	34
Deferred state income tax payable	(110)
Other assets and liabilities	(41)

EBITDA (as defined in the new credit agreement entered into in early May 2006)	$49,340

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Transcript of Conference Call on August 14, 2006 Discussing Financial Results for the Three and Six Months Ended June 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, LBI Media Holdings, Inc. and LBI Media, Inc. have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized, in the City of Burbank, State of California, on August 18, 2006.

LBI MEDIA HOLDINGS, INC.
LBI MEDIA, INC.

By:	/s/ William S. Keenan
William S. Keenan
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of Conference Call on August 14, 2006 Discussing Financial Results for the Three and Six Months Ended June 30, 2006